Vanguard Emerging Markets Government Bond Index Fund

Supplement to the Prospectus and Summary Prospectus Dated February 23, 2017

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since its inception in 2013.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2017.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the Fund are:

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2008, has managed investment portfolios, including the Fund, since 2017. Education: B.S., West Chester University; M.B.A., Drexel University.

(over, please)

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a registered trademark owned by CFA Institute.

© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 1120 032017

Vanguard Whitehall Funds

Supplement to the Statement of Additional Information Dated February 23, 2017

Important Change to Vanguard Emerging Markets Government Bond Index Fund

Christopher E. Wrazen replaces Yan Pu as co-manager for Vanguard Emerging Markets Government Bond Index Fund. Joshua C. Barrickman remains as co-manager of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following replaces the second paragraph under the heading “1. Other Accounts Managed” on page B-52:

Joshua C. Barrickman and Christopher E. Wrazen co-manage Vanguard Emerging Markets Government Bond Index Fund; as of October 31, 2016, the Fund held assets of $1.1 billion. As of October 31, 2016, Mr. Barrickman managed 6 other registered investment companies with total assets of $319 billion and co-managed all or a portion of 11 other registered investment companies with total assets of $207 billion (none of which had advisory fees based on performance). As of October 31, 2016, Mr. Wrazen co-managed all or a portion of 5 other registered investment companies with total assets of $71 billion.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 934A 032017